Exhibit 10.25.1

SECOND AMENDMENT TO DEBTOR IN POSSESSION CREDIT AGREEMENT

THIS SECOND AMENDMENT TO DEBTOR IN POSSESSION CREDIT AGREEMENT (this “Amendment”), effective as of the 12th day of February, 2016 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the undersigned Lenders listed on the signature pages hereto, in their capacity as existing Lenders, and Cantor Fitzgerald Securities (in its individual capacity, “Cantor Fitzgerald”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the DIP Credit Agreement referred to below.
RECITALS
WHEREAS, on December 15, 2015, the Borrower and certain Subsidiaries of Borrower (collectively, the “Debtors”) filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court;
WHEREAS, in connection with the Debtors’ Bankruptcy Cases, the Borrower, the Lenders party thereto, and Cantor Fitzgerald, as Administrative Agent and as Collateral Agent entered into that certain Debtor In Possession Credit Agreement, dated as of December 17, 2015, and amended on January 7, 2016 (as amended, the “DIP Credit Agreement”);
WHEREAS, the Borrower and the Required Lenders have agreed to further amend the DIP Credit Agreement to modify certain Milestones as provided in this Amendment;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Required Tranche Lenders and the Administrative Agent hereby agree as follows:
1.Amendments to Section 1.02 of the DIP Credit Agreement.
(a)Section (f) of the definition of “Milestones” in Section 1.02 of the DIP Credit Agreement is hereby amended to read in its entirety as follows:
“(f)    On or before February 26, 2016, the Bankruptcy Court shall have entered an order approving the adequacy of the Disclosure Statement Motion, in form and content acceptable to the Required Tranche Lenders;”
(b)Section (g) of the definition of “Milestones” in Section 1.02 of the DIP Credit Agreement is hereby amended to read in its entirety as follows”
“(g)    Intentionally left blank;”
2.Ratification. Each Loan Party hereby (a) ratifies and reaffirms (after giving effect to this Amendment) all of its respective payment and performance obligations under the DIP Credit Agreement and each of the Loan Documents to which it is a party, (b) agrees and acknowledges that the DIP Credit Agreement as amended hereby and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and/or modified by this Amendment, and (c) ratifies and reaffirms the grant of Guarantee and security interests and liens by it under any of the Loan Documents to which it is a party, and confirms and agrees that such Guarantee, security interests and liens hereafter guaranty or secure, as applicable, all of the Obligations under the DIP Credit Agreement as amended hereby. Except as provided herein, nothing in this Amendment or the other Loan Documents in any manner (i) impairs or adversely affects the continuation of the liability of any Loan Party for the Obligations incurred, granted, pledged and/or assigned prior to the Effective Date to the Lenders under the DIP Credit Agreement and the other Loan Documents or (ii) impairs, limits, terminates, waives, extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Administrative Agent or the Collateral Agent created by or contained in any of such documents, nor is any Loan Party released from any covenant, warranty or obligation created by or contained herein or therein.
3.Acknowledgement. Each party hereto hereby acknowledges and confirms that the Milestone set forth in clause (e) of the definition thereof has been satisfied.
4.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of such Loan Party; (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (c) the representations and warranties contained in the DIP Credit Agreement as amended hereby and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; (d) after giving effect to this Amendment, no Default or Event of Default exists under the DIP Credit Agreement as amended hereby or under any Loan Document as of the Effective Date; and (e) the execution, delivery and performance of this Amendment (i) are within such Loan Party’s corporate, limited liability company or limited partnership powers and have been duly authorized by all necessary corporate, limited liability company or partnership and, if required, stockholder action (including, without limitation, any action required to be taken by any class of directors of such Loan Party or any other Person, whether interested or disinterested, in order to ensure the due authorization of this Amendment), (ii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of any Loan Party or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Amendment or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of this Amendment, (iii) will not violate any applicable law or regulation or the charter, by-laws or other

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organizational documents of any Loan Parties or their Subsidiaries or any order of any Governmental Authority, (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon a Loan Party or any of its Subsidiaries or its and their Properties, or give rise to a right thereunder to require any payment to be made by such Loan Party or Subsidiary and (v) will not result in the creation or imposition of any Lien on any Property of any Loan Party or any of their Subsidiaries (other than the Liens created by the Loan Documents).
5.Conditions to Effectiveness of Amendment. This Amendment shall become effective on the Effective Date upon satisfaction of the following conditions:
(a)The Administrative Agent and the Required Tranche Lenders shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent, and the Required Tranche Lenders.
(b)Immediately after giving effect to this Amendment, no Default or Event of Default shall exist under the DIP Credit Agreement as amended hereby or under any Loan Document as of the Effective Date.
(c)The representations and warranties contained in the DIP Credit Agreement as amended hereby and the Loan Documents shall be true and correct on and as of the Effective Date in all material respects as though made as of the Effective Date (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
6.Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument. Signature by PDF or other electronic signature shall be as effective as a manual counterpart thereof.
7.Governing Law . This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.
8.Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the DIP Credit Agreement, as modified by this Amendment. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

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9.Amendment is a Loan Document; References to DIP Credit Agreement. This Amendment is a Loan Document, as defined in the DIP Credit Agreement. All references in the DIP Credit Agreement to “this Agreement” shall mean the DIP Credit Agreement as modified by this Amendment.
10.Outstanding Indebtedness. Without limiting any other obligations owed under the DIP Credit Agreement, the Borrower hereby acknowledges and agrees that (a) immediately prior to the effectiveness of this Amendment on the Effective Date, $140,000,000.00 in outstanding principal amounts of Loans, and $455,000.00 of accrued and unpaid interest on such principal amount in an amount determined in accordance with the provisions of the DIP Credit Agreement, are payable by the Borrower to the Lenders pursuant to the DIP Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind.
11.Release. In consideration of Administrative Agent's and the Lenders’ execution of this Amendment, each Loan Party, individually and on behalf of its respective successors (including any trustees acting on behalf of such Loan Party, and any debtor-in-possession with respect to such Loan Party), assigns, Subsidiaries and Affiliates, hereby forever releases Administrative Agent in its capacity as Administrative Agent and each Lender, in its capacity as lender under the DIP Credit Agreement, and their respective successors, assigns, parents, Subsidiaries, and Affiliates and their respective officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), and obligations of every nature whatsoever, whether liquidated or unliquidated, whether matured or unmatured, whether fixed or contingent that such Loan Party has or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the DIP Credit Agreement as amended herein or the other Loan Documents (including with respect to the Obligations and any third parties liable in whole or in part for the Obligations) in each case prior to the date hereof; provided, however, that for the avoidance of doubt this release does not apply to any items related to the Existing Second Lien Credit Agreement, any related loan document or the facility itself, the Senior Notes and any related indenture documentation or any claim related to the Existing Second Lien Credit Agreement, any related loan document, the Senior Notes or any related indenture documentation; provided, further, this release does not (a) apply to any release of the Releasees from any agreements, covenants, liabilities or obligations under any of the Loan Documents or in respect of the “Obligations” or (b) constitute a release of, or covenant not to sue, in respect of any Releasee arising from the gross negligence, willful misconduct or fraud (actual or constructive) of any Releasee. This provision shall survive and continue in full force and effect whether or not the Loan Parties shall satisfy all other provisions of the DIP Credit Agreement as amended hereby or the other Loan Documents.
12.Direction to Administrative Agent. Each of the Lenders signatory hereto (constituting Required Tranche Lenders) directs the Administrative Agent to execute this Amendment and authorizes the Administrative Agent to take action as agent on its behalf and to exercise such powers and discretion under the DIP Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The Borrower and the Lenders agree

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that the indemnifications provided in Section 9.05 of the DIP Credit Agreement apply to the foregoing instruction and the execution of this Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.
BORROWER:
MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation
By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Chief Financial Officer

GUARANTORS:
ALPHA HUNTER DRILLING, LLC, a
Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

BAKKEN HUNTER, LLC, a Delaware
Limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

BAKKEN HUNTER CANADA, INC., a
corporation existing under the laws of the Province of Alberta

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

ENERGY HUNTER SECURITIES, INC., a
Kentucky corporation

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

HUNTER AVIATION, LLC, a Delaware
limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

HUNTER REAL ESTATE, LLC, a
Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

MAGNUM HUNTER PRODUCTION INC., a Kentucky corporation

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

MAGNUM HUNTER RESOURCES GP, LLC, a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

MAGNUM HUNTER RESOURCES LP, a Delaware limited partnership

By: Magnum Hunter Resources GP, LLC, its general partner

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

MAGNUM HUNTER SERVICES, LLC, a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

NGAS GATHERING, LLC, a Kentucky limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

NGAS HUNTER, LLC, a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

NSE HUNTER, LLC, a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

PRC WILLISTON, LLC, a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

SHALE HUNTER, LLC, a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

TRIAD HOLDINGS, LLC, an Ohio limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

TRIAD HUNTER, LLC, a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

VIKING INTERNATIONAL RESOURCES CO., INC., a Delaware corporation

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

WILLISTON HUNTER ND, LLC, a Delaware limited liability company

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Senior Vice President and Treasurer

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

ADMINISTRATIVE AGENT:

CANTOR FITZGERALD SECURITIES, as Administrative Agent

By: /s/ James Bond
Name: James Bond
Title: Chief Operating Officer

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

FIFTH STREET STATION LLC, as an Assignor

By: /s/ Sean Meeker
Name: Sean Meeker
Title: Analyst

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

1199 SEIU Health Care Employees Pension Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

California State Teachers' Retirement System
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

Employees' Retirement System of the State of Rhode Island
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

John Hancock Fund II Floating Rate Income Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

Legg Mason Western Asset Senior Loans Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

LMP Corporate Loan Fund, Inc.
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

Western Asset Bank Loan (Multi-Currency) Master Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

Western Asset Bank Loan (Offshore) Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

Western Asset Credit Opportunities Portfolio, L.L.C.
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:

Western Asset Floating Rate High Income Fund, LLC
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

Highbridge Principal Strategies - NDT
Senior Loan Fund L.P., as an Assignor
By: Highbridge Principal Strategies, LLC its
Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

Highbridge Principal Strategies -
Specialty Loan VG Fund, L.P., as an
Assignor
By: Highbridge Principal Strategies, LLC its
Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

Highbridge Specialty Loan Institutional
Holdings, Limited, as an Assignor
By: Highbridge Principal Strategies, LLC its
Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

HPS Specialty Loan Sector D Investment
Fund, L.P. as an Assignor
By: Highbridge Principal Strategies, LLC its
Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

Highbridge Aiguilles Rouges Sector A
Investment Fund, L.P. as an Assignor
By: Highbridge Principal Strategies, LLC its
Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

Highbridge Principal Strategies -
Specialty Loan Institutional Fund III
L.P. as an Assignor
By: Highbridge Principal Strategies, LLC its
Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

Highbridge Principal Strategies -
Specialty Loan Fund III, L.P., as an
Assignor
By: Highbridge Principal Strategies, LLC its
Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE A LENDERS:
GOLDMAN SACHS ASSET
MANAGEMENT, L.P., on behalf of its
participating funds and accounts listed on
Schedule A, each as an Assignor

By: /s/ Rachel Golder
Name: Rachel Golder
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
CVC European Credit Opportunities (No.
8) S.a.r.l.

By: /s/ David P. Tomea
Name: David P. Tomea
Title: Head of U.S. Operations

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
CVC EUROPEAN CREDIT
OPPORTUNITIES S.A.R.L. ACTING IN
RESPECT OF ITS COMPARTMENT A

By: /s/ David P. Tomea
Name: David P. Tomea
Title: Head of U.S. Operations

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
CVC Global Credit Opportunities Master
Fund, L.P.

By: /s/ Scott Bynum
Name: Scott Bynum
Title: Managing Director

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
CVC Credit Partners Global Special
Situations Holdings, L.P.

By: /s/ Christopher P. Allen
Name: Christopher P. Allen
Title: COO

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
Kayne Energy Credit Opportunities, LP

By: Kayne Anderson Capital Advisors,
L.P., as general partner

By: /s/ Michael O'Neil
Name: Michael O'Neil
Title: Chief Compliance Officer

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
Young Men's Christian Association
Retirement Fund

By: Kayne Anderson Capital Advisors,
L.P., as investment manager

By: /s/ Michael O'Neil
Name: Michael O'Neil
Title: Chief Compliance Officer

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
Raging Capital Master Fund, Ltd.

By: /s/ Frederick C. Wasch
Name: Frederick C. Wasch
Title: CFO, Raging Capital Management,
LLC investment manager of Raging Capital
Master Fund, Ltd.

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
River Birch Master Fund L.P.

By: /s/ Edward O'Connell
Name: Edward O'Connell
Title: Director of Operations

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
P River Birch Ltd.

By: /s/ Edward O'Connell
Name: Edward O'Connell
Title: Authorized Signatory

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
Third Point Partners Qualified L.P.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
Third Point Partners L.P.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
Third Point Offshore Master Fund L.P.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

LENDER:
Third Point Ultra Master Fund L.P.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Advanced Series Trust AST Academic
Strategies Asset Allocation Portfolio

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Employees' Retirement System of the State of Hawaii

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Legg Mason Funds ICVC

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Legg Mason Partners Income Trust - Western Asset Global High Yield Bond Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset High Yield Credit Energy Portfolio, LLC

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Opportunistic Value Portfolio, L.L.C.

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
1199 SEIU Health Care Employees Pension Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Ascension Alpha Fund, LLC

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Ascension Health Master Pension Trust

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
California State Teachers' Retirement System
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Diago Pension Scheme
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Employees' Retirement System of the State of
Rhode Island
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Guidestone Funds Global Bond Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
International Union, UAW - Strike Trust
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Intl Union, UAW Master Pension
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
John Hancock Fund II Floating Rate Income Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
John Hancock Fund II High Yield Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
John Hancock Variable Insurance Trust - High Yield Trust
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Kaiser Foundation Hospitals
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Kaiser Permanente Group Trust
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Kern County Employees Retirement Association
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Legg Mason Partners Variable Income Trust -
Legg Mason Western Asset Variable Global High Yield Bond Portfolio
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Legg Mason Western Asset Global Credit Absolute Return Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Legg Mason Western Asset Global High Yield Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Legg Mason Western Asset Senior Loans Fund
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Legg Mason Western Asset US High Yield Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
LMP Corporate Loan Fund, Inc.
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Southern California Edison Company Retirement Plan Trust
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Stichting Pensioenfonds DSM Nederlan
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
The Walt Disney Company Retirement Plan Master Trust
BY: Western Asset Management Company as
Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Vantagepoint Funds High Yield Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Bank Loan (Multi-Currency) Master Fund
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Bank Loan (Offshore) Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Credit Opportunities Portfolio, L.L.C.
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Funds, Inc. - Western Asset Macro Opportunities Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Global High Income Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Global Multi-Sector, LLC
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset High Income Fund II Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset High Income Opportunity Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset High Yield Defined Opportunity Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset High Yield Fund
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Managed High Income Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Middle Market Debt Fund Inc.

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Middle Market Income Fund Inc.

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Opportunistic US$ High Yield Securities Portfolio, L.L.C.
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Premier Bond Fund
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Short Duration High Income Fund

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]

TRANCHE B LENDERS:
Western Asset Strategic US$ High Yield Portfolio, LLC
BY: Western Asset Management Company as Investment Manager and Agent

By: /s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment to Debtor In Possession Credit Agreement]